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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                December 17, 2004

                              MYMETICS CORPORATION
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                      000-25132                  25-1741849
        --------                      ---------                  ----------
(State of Incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)

                            14, Rue de la Colombiere
                           CH-1260 Nyon (Switzerland)
                              --------------------
               (Address of principal executive offices) (Zip Code)

                               011-41-22-363-13-10
                                 --------------
                         (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

         On December 17, 2004, we announced the agreement of the National Institute of Allergy and Infectious Diseases, National Institutes of Health to perform and fund our first non-human macaque trials.

         Our press release announcing this selection is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)         Exhibits Furnished.

99.1        Press Release, dated December 17, 2004.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      By: /s/ Christian Rochet
                                          ------------------------------------
                                          Christian Rochet
                                          President and Chief Executive Officer
                                          MYMETICS CORPORATION


Date: December 21, 2004